                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ___________________________________

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):       August 14, 1995


                             BROADWAY STORES, INC.
- -------------------------------------------------------------------------------
        Exact name of registrant as specified in its charter

        DELAWARE                        1-8765              94-0457907
- -------------------------------------------------------------------------------
(State or other jurisdiction         (Commission          (IRS Employer
     of incorporation)               File Number)      Identification No.)


3880 NORTH MISSION ROAD
LOS ANGELES, CA                                                90031
- -------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:         213/227-2000

                                       N/A
- -------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

The Exhibit Index is located on Page 5.
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 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               See Exhibit Index on Page 5.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BROADWAY STORES, INC.,
                              a Delaware corporation



                              By: /s/ JOHN C. HAECKEL
                                 ------------------------------------------
                                 JOHN C. HAECKEL, EXECUTIVE VICE
                                 PRESIDENT AND CHIEF FINANCIAL
                                 OFFICER


Date:  August 29, 1995

                                       4
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                                 EXHIBIT INDEX



          The following exhibits are filed as part of this report:


Exhibit                  Exhibit
Number                 Description
- -----------   ------------------------------


    4.1       Tenth Amendment to Credit
              Agreement, dated as of August
              17, 1995, among Broadway
              Stores, Inc. and General
              Electric Capital Corporation,
              as agent and lender, amending
              Credit Agreement, dated as of
              October 8, 1992, as amended,
              among Broadway Stores, Inc.,
              Certain Commercial Lending
              Institutions and General
              Electric Capital Corporation.

   20.1       Press Release dated August
              14, 1995.


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